EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

1.	Airport Hotels Houston LLC	Delaware
2.	Ameliatel LP	Delaware
3.	Beachfront Properties, Inc.	Virgin Islands
4.	Benjamin Franklin Hotel, Inc.	Washington
5.	BRE/Swiss LP	Delaware
6.	Calgary Charlotte Holdings Company	Nova Scotia
7.	Calgary Charlotte Partnership	Alberta, CN
8.	CB Realty Sales, Inc.	Delaware
9.	CCES Chicago LLC	Delaware
10.	CCFH Maui LLC	Delaware
11.	CCFS Atlanta LLC	Delaware
12.	CCFS Philadelphia LLC	Delaware
13.	CCHH Atlanta LLC	Delaware
14.	CCHH Burlingame LLC	Delaware
15.	CCHH Cambridge LLC	Delaware
16.	CCHH Host Capitol Hill LLC	Delaware
17.	CCHH Maui LLC	Delaware
18.	CCHH Reston LLC	Delaware
19.	CCHI Singer Island LLC	Delaware
20.	CCMH Atlanta Marquis LLC	Delaware
21.	CCMH Atlanta Suites LLC	Delaware
22.	CCMH Chicago CY LLC	Delaware
23.	CCMH Copley LLC	Delaware
24.	CCMH Coronado LLC	Delaware
25.	CCMH Costa Mesa Suites LLC	Delaware
26.	CCMH DC LLC	Delaware
27.	CCMH Denver SE LLC	Delaware
28.	CCMH Denver Tech LLC	Delaware
29.	CCMH Denver West LLC	Delaware
30.	CCMH Diversified LLC	Delaware
31.	CCMH Downer’s Grove Suites LLC	Delaware
32.	CCMH Dulles AP LLC	Delaware
33.	CCMH Dulles Suites LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Hanover LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware
44.	CCMH Manhattan Beach LLC	Delaware
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newark LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH Newton LLC	Delaware
56.	CCMH O’Hare AP LLC	Delaware
57.	CCMH O’Hare Suites LLC	Delaware
58.	CCMH Orlando LLC	Delaware
59.	CCMH Palm Desert LLC	Delaware
60.	CCMH Park Ridge LLC	Delaware
61.	CCMH Pentagon RI LLC	Delaware
62.	CCMH Perimeter LLC	Delaware
63.	CCMH Philadelphia AP LLC	Delaware
64.	CCMH Philadelphia Mkt. LLC	Delaware
65.	CCMH Portland LLC	Delaware
66.	CCMH Potomac LLC	Delaware
67.	CCMH Properties II LLC	Delaware
68.	CCMH Quorum LLC	Delaware
69.	CCMH Riverwalk LLC	Delaware
70.	CCMH Rocky Hill LLC	Delaware
71.	CCMH San Diego LLC	Delaware
72.	CCMH San Fran AP LLC	Delaware
73.	CCMH Santa Clara LLC	Delaware
74.	CCMH Scottsdale Suites LLC	Delaware
75.	CCMH South Bend LLC	Delaware
76.	CCMH Tampa AP LLC	Delaware
77.	CCMH Tampa Waterside LLC	Delaware
78.	CCMH Times Square LLC	Delaware
79.	CCMH Westfields LLC	Delaware
80.	CCRC Amelia Island LLC	Delaware
81.	CCRC Buckhead/Naples LLC	Delaware
82.	CCRC Dearborn LLC	Delaware
83.	CCRC Marina LLC	Delaware
84.	CCRC Naples Golf LLC	Delaware
85.	CCRC Phoenix LLC	Delaware
86.	CCRC San Francisco LLC	Delaware
87.	CCRC Tysons LLC	Delaware
88.	CCSH Atlanta LLC	Delaware
89.	CCSH Boston LLC	Delaware
90.	CCSH Chicago LLC	Delaware
91.	Chesapeake Hotel Limited Partnership	Delaware
92.	Cincinnati Plaza LLC	Delaware
93.	City Center Hotel Limited Partnership	Minnesota
94.	CLDH Meadowvale, Inc.	Ontario
95.	CLMH Airport, Inc.	Ontario

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

96.	CLMH Calgary, Inc.	Ontario
97.	CLMH Eaton Centre, Inc.	Ontario
98.	DS Hotel LLC	Delaware
99.	Durbin LLC	Delaware
100.	East Side Hotel Associates, L.P.	Delaware
101.	Elcrisa S.A. de C.V.	Mexico
102.	Euro JV Manager B.V.	Netherlands
103.	Euro JV Manager LLC	Delaware
104.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
105.	Fernwood Atlanta Corporation	Delaware
106.	GLIC, LLC	Hawaii
107.	Harbor-Cal S.D. Partnership	California
108.	HHR Fourth Avenue GP LLC	Delaware
109.	HHR Fourth Avenue Limited Partnership	Delaware
110.	HHR Harbor Beach LLC	Delaware
111.	HHR Lauderdale Beach Limited Partnership	Delaware
112.	HHR Naples LLC	Delaware
113.	HHR Newport Beach LLC	Delaware
114.	HHR Singer Island GP LLC	Delaware
115.	HHR Singer Island Limited Partnership	Delaware
116.	HMA Realty Limited Partnership	Delaware
117.	HMA-GP LLC	Delaware
118.	HMC Airport, Inc.	Delaware
119.	HMC Amelia I LLC	Delaware
120.	HMC Amelia II LLC	Delaware
121.	HMC AP Canada Company	Nova Scotia
122.	HMC AP GP LLC	Delaware
123.	HMC AP LP	Delaware
124.	HMC Atlanta LLC	Delaware
125.	HMC Burlingame Hotel LP	California
126.	HMC Burlingame II LLC	Delaware
127.	HMC Burlingame LLC	Delaware
128.	HMC Cambridge LP	Delaware
129.	HMC Capital Resources LP	Delaware
130.	HMC Charlotte (Calgary) Company	Nova Scotia
131.	HMC Charlotte GP LLC	Delaware
132.	HMC Charlotte LP	Delaware
133.	HMC Chicago Lakefront LLC	Delaware
134.	HMC Chicago LLC	Delaware
135.	HMC Copley LP	Delaware
136.	HMC Desert LLC	Delaware
137.	HMC Diversified American Hotels, L.P.	Delaware
138.	HMC Diversified LLC	Delaware
139.	HMC DSM LLC	Delaware
140.	HMC East Side LLC	Delaware
141.	HMC Gateway LP	Delaware
142.	HMC Georgia LLC	Delaware
143.	HMC Grace (Calgary) Company	Nova Scotia

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

144.	HMC Grand LP	Delaware
145.	HMC Hanover LLC	Delaware
146.	HMC Hartford LLC	Delaware
147.	HMC Headhouse Funding LLC	Delaware
148.	HMC Host Restaurants LLC	Delaware
149.	HMC Hotel Development LP	Delaware
150.	HMC Hotel Properties II Limited Partnership	Delaware
151.	HMC Hotel Properties Limited Partnership	Delaware
152.	HMC HT LP	Delaware
153.	HMC JWDC GP LLC	Delaware
154.	HMC Kea Lani LP	Delaware
155.	HMC Lenox LP	Delaware
156.	HMC Manhattan Beach LLC	Delaware
157.	HMC Market Street LLC	Delaware
158.	HMC Maui LP	Delaware
159.	HMC McDowell LP	Delaware
160.	HMC Mexpark LLC	Delaware
161.	HMC MHP II LLC	Delaware
162.	HMC Naples Golf, Inc.	Delaware
163.	HMC NGL LLC	Delaware
164.	HMC O’Hare Suites Ground LP	Delaware
165.	HMC OLS I LLC	Delaware
166.	HMC OLS I LP	Delaware
167.	HMC OLS II LP	Delaware
168.	HMC OP BN LP	Delaware
169.	HMC Pacific Gateway LLC	Delaware
170.	HMC Palm Desert LLC	Delaware
171.	HMC Partnership Properties LLC	Delaware
172.	HMC PLP LLC	Delaware
173.	HMC Polanco LLC	Delaware
174.	HMC Potomac LLC	Delaware
175.	HMC Properties I LLC	Delaware
176.	HMC Property Leasing LLC	Delaware
177.	HMC Reston LP	Delaware
178.	HMC Retirement Properties, L.P.	Delaware
179.	HMC SBM Two LLC	Delaware
180.	HMC Seattle LLC	Delaware
181.	HMC SFO LP	Delaware
182.	HMC Suites Limited Partnership	Delaware
183.	HMC Suites LLC	Delaware
184.	HMC Times Square Partner LLC	Delaware
185.	HMC Times Square Hotel, L.P.	New York
186.	HMC Toronto Air Company	Nova Scotia
187.	HMC Toronto Airport GP LLC	Delaware
188.	HMC Toronto Airport LP	Delaware
189.	HMC Toronto EC Company	Nova Scotia
190.	HMC Toronto EC GP LLC	Delaware
191.	HMC Toronto EC LP	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

192.	HMC/Interstate Manhattan Beach, L.P.	Delaware
193.	HMC/RGI Hartford, L.P.	Delaware
194.	HMH General Partner Holdings LLC	Delaware
195.	HMH HPT CBM LLC	Delaware
196.	HMH HPT RIBM LLC	Delaware
197.	HMH Marina LLC	Delaware
198.	HMH Pentagon LP	Delaware
199.	HMH Restaurants LP	Delaware
200.	HMH Rivers L.P.	Delaware
201.	HMH Rivers LLC	Delaware
202.	HMH WTC LLC	Delaware
203.	HMT Lessee Sub (Atlanta) LLC	Delaware
204.	HMT Lessee Sub (Palm Desert) LLC	Delaware
205.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
206.	HMT Lessee Sub I LLC	Delaware
207.	HMT Lessee Sub II LLC	Delaware
208.	HMT Lessee Sub III LLC	Delaware
209.	HMT Lessee Sub IV LLC	Delaware
210.	HMT SPE (Atlanta) Corporation	Delaware
211.	HMT SPE (Palm Desert) Corporation	Delaware
212.	Hopewell Associates, L.P.	Georgia
213.	Host Atlanta II LP	Delaware
214.	Host Atlanta Perimeter Ground GP LLC	Delaware
215.	Host Atlanta Perimeter Ground LP	Delaware
216.	Host Buckhead GP LLC	Delaware
217.	Host CAD Business Trust	Maryland
218.	Host California Corporation	Delaware
219.	Host Cambridge GP LLC	Delaware
220.	Host Capitol Hill LLC	Delaware
221.	Host Cincinnati Hotel LLC	Delaware
222.	Host Cincinnati II LLC	Delaware
223.	Host City Center GP LLC	Delaware
224.	Host CLP Business Trust	Maryland
225.	Host CLP LLC	Delaware
226.	Host Copley GP LLC	Delaware
227.	Host Dallas Quorum Ground GP LLC	Delaware
228.	Host Dallas Quorum Ground LP	Delaware
229.	Host Denver Hotel Company	Delaware
230.	Host Denver LLC	Delaware
231.	Host DSM Limited Partnership	Delaware
232.	Host ES Chicago GP LLC	Delaware
233.	Host Financing LLC	Delaware
234.	Host FJD Business Trust	Maryland
235.	Host Fourth Avenue LLC	Delaware
236.	Host GH Atlanta GP LLC	Delaware
237.	Host Grand GP LLC	Delaware
238.	Host Hanover Limited Partnership	Delaware
239.	Host Harbor Island Corporation	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

240.	Host Holding Business Trust	Maryland
241.	Host Hotel Limited	United Kingdom
242.	Host Houston Briar Oaks, L.P.	Delaware
243.	Host Indianapolis GP LLC	Delaware
244.	Host Indianapolis Hotel LLC	Delaware
245.	Host Indianapolis Hotel Member LLC	Delaware
246.	Host Indianapolis I LP	Delaware
247.	Host Indianapolis LP	Delaware
248.	Host Kea Lani GP LLC	Delaware
249.	Host Kierland GP LLC	Delaware
250.	Host Kierland LLC	Delaware
251.	Host La Jolla LLC	Delaware
252.	Host Lenox Land GP LLC	Delaware
253.	Host Los Angeles GP LLC	Delaware
254.	Host Los Angeles LP	Delaware
255.	Host Maui GP LLC	Delaware
256.	Host Maui Vacation Ownership LLC	Delaware
257.	Host McDowell GP LLC	Delaware
258.	Host Mission Hills Hotel LP	Delaware
259.	Host Mission Hills II LLC	Delaware
260.	Host Moscone GP LLC	Delaware
261.	Host Needham Hotel LP	Delaware
262.	Host Needham II LLC	Delaware
263.	Host NY Downtown GP LLC	Delaware
264.	Host O’Hare Suites Ground GP LLC	Delaware
265.	Host of Boston, Ltd.	Massachusetts
266.	Host of Houston 1979 LP	Delaware
267.	Host of Houston Ltd.	Texas
268.	Host OP BN GP LLC	Delaware
269.	Host Park Ridge LLC	Delaware
270.	Host Pentagon GP LLC	Delaware
271.	Host PLN Business Trust	Maryland
272.	Host Realty Company LLC	Delaware
273.	Host Realty Hotel LLC	Delaware
274.	Host Realty LLC	Delaware
275.	Host Realty Partnership, L.P.	Delaware
276.	Host Restaurants GP LLC	Delaware
277.	Host Reston GP LLC	Delaware
278.	Host San Diego Hotel LLC	Delaware
279.	Host San Diego LLC	Delaware
280.	Host Santa Clara GP LLC	Delaware
281.	Host SFO GP LLC	Delaware
282.	Host SH Boston Corporation	Massachusetts
283.	Host South Coast GP LLC	Delaware
284.	Host Swiss GP LLC	Delaware
285.	Host Tampa GP LLC	Delaware
286.	Host Times Square GP LLC	Delaware
287.	Host Times Square LP	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

288.	Host Tucson LLC	Delaware
289.	Host UK Business Trust	Maryland
290.	Host Waltham Hotel LP	Delaware
291.	Host Waltham II LLC	Delaware
292.	Host WNY GP LLC	Delaware
293.	HST Asia/Australia Asset Manager LLC	Delaware
294.	HST Asia/Australia LLC	Delaware
295.	HST Asia/Australia TRS LLC	Delaware
296.	HST GP LAX LLC	Delaware
297.	HST GP Mission Hills LLC	Delaware
298.	HST GP San Diego LLC	Delaware
299.	HST GP South Coast LLC	Delaware
300.	HST GP SR Houston LLC	Delaware
301.	HST I LLC	Delaware
302.	HST II LLC	Delaware
303.	HST III LLC	Delaware
304.	HST Kierland LLC	Delaware
305.	HST Lessee Boston LLC	Delaware
306.	HST Lessee Cincinnati LLC	Delaware
307.	HST Lessee CMBS LLC	Delaware
308.	HST Lessee Denver LLC	Delaware
309.	HST Lessee Indianapolis LLC	Delaware
310.	HST Lessee Keystone LLC	Delaware
311.	HST Lessee LAX LP	Delaware
312.	HST Lessee Mission Hills LP	Delaware
313.	HST Lessee Needham LLC	Delaware
314.	HST Lessee San Diego LP	Delaware
315.	HST Lessee SLT LLC	Delaware
316.	HST Lessee SNYT LLC	Delaware
317.	HST Lessee South Coast LP	Delaware
318.	HST Lessee SR Houston LLC	Delaware
319.	HST Lessee Tucson LLC	Delaware
320.	HST Lessee Waltham LLC	Delaware
321.	HST Lessee West Seattle LLC	Delaware
322.	HST Lessee WNY LLC	Delaware
323.	HST Lessee WSeattle LLC	Delaware
324.	HST LT LLC	Delaware
325.	HST RHP LLC	Delaware
326.	HST Sub-Owner LLC	Delaware
327.	IHP Holdings Partnership LP	Pennsylvania
328.	Ivy Street Hopewell LLC	Delaware
329.	Ivy Street Hotel Limited Partnership	Georgia
330.	Ivy Street LLC	Delaware
331.	JWDC Limited Partnership	Delaware
332.	JWDC LP Holdings Limited Partnership	Delaware
333.	Lauderdale Beach Association	Florida
334.	Market Street Host LLC	Delaware
335.	Marriott Mexico City Partnership, G.P.	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation

336.	MDSM Finance LLC	Delaware
337.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
338.	New Market Street LP	Delaware
339.	Pacific Gateway, Ltd.	California
340.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
341.	Philadelphia Airport Hotel LLC	Delaware
342.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
343.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
344.	PM Financial LLC	Delaware
345.	PM Financial LP	Delaware
346.	Potomac Hotel Limited Partnership	Delaware
347.	RHP Foreign Lessee LLC	Delaware
348.	Rockledge Hanover LLC	Delaware
349.	Rockledge HMC BN LLC	Delaware
350.	Rockledge HMT LLC	Delaware
351.	Rockledge Hotel LLC	Delaware
352.	Rockledge Hotel Properties, Inc.	Delaware
353.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
354.	Rockledge Manhattan Beach LLC	Delaware
355.	Rockledge Minnesota LLC	Delaware
356.	Rockledge NY Times Square LLC	Delaware
357.	Rockledge Potomac LLC	Delaware
358.	Rockledge Riverwalk LLC	Delaware
359.	Rockledge Square 254 LLC	Delaware
360.	S.D. Hotels LLC	Delaware
361.	Santa Clara Host Hotel Limited Partnership	Delaware
362.	Seattle Host Hotel Company LLC	Delaware
363.	SNYT LLC	Delaware
364.	South Coast Host Hotel LP	Delaware
365.	Starlex LP	Delaware
366.	Timeport, L.P.	Georgia
367.	Times Square GP LLC	Delaware
368.	Timewell Group, L.P.	Georgia
369.	W&S Realty Corporation of Delaware	Delaware
370.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
371.	YBG Associates LP	Delaware